STOCKHOLDERS' EQUITY	12 Months Ended
Dec. 31, 2021
Equity [Abstract]
STOCKHOLDERS' EQUITY

NOTE 12 — STOCKHOLDERS’ EQUITY

At-the-Market Equity Offering Programs

We maintain multiple at-the-market equity offering programs pursuant to which we may sell shares of our common stock from time to time on the NYSE American. For the year ended December 31, 2021, we issued approximately 95.9 million shares of our common stock under our at-the-market programs for net proceeds of approximately $292.0 million. As of December 31, 2021, we had remaining availability under the at-the-market programs to raise aggregate gross sales proceeds of up to approximately $432.8 million. See Note 20, Subsequent Events, for further information.

Common Stock Issuances

On August 6, 2021, we sold 35.0 million shares of our common stock in an underwritten public offering at a price of $3.00 per share. Net proceeds from this offering, after deducting fees and expenses, were approximately $100.8 million. The underwriters were granted an option to purchase up to an additional 5.3 million shares of common stock within 30 days. On August 31, 2021, the underwriters exercised this option, which generated net proceeds, after deducting fees, of approximately $15.1 million.

Common Stock Purchase Warrants

2020 Unsecured Note

In conjunction with the issuance of the 2020 Unsecured Note, we issued a warrant providing the lender with the right to purchase up to 20.0 million shares of our common stock at $1.542 per share (the “2020 Warrant”). The 2020 Warrant, which vested immediately, will expire in October 2025. The 2020 Warrant was valued using a Black-Scholes option pricing model that resulted in a relative fair value of approximately $16.1 million on the Issuance Date and is not subject to subsequent remeasurement. The 2020 Warrant has been classified as equity and is recognized within Additional paid-in capital on our Consolidated Balance Sheets. The 2020 Warrant has been excluded from the computation of diluted loss per share because including it in the computation would have been antidilutive for the periods presented.

2019 Term Loan

During the first quarter of 2021, the lender of the 2019 Term Loan exercised warrants to purchase approximately 6.0 million shares of our common stock for total proceeds of approximately $8.2 million. As discussed in Note 10, Borrowings, the 2019 Term Loan has been repaid in full and the lender no longer holds any warrants.

Preferred Stock

In March 2018, we entered into a preferred stock purchase agreement with BDC Oil and Gas Holdings, LLC (“Bechtel Holdings”), a Delaware limited liability company and an affiliate of Bechtel Oil, Gas and Chemicals, Inc., a Delaware corporation, pursuant to which we sold to Bechtel Holdings approximately 6.1 million shares of our Series C convertible preferred stock (the “Preferred Stock”).

The holders of the Preferred Stock do not have dividend rights but do have a liquidation preference over holders of our common stock. The holders of the Preferred Stock may convert all or any portion of their shares into shares of our common stock on a one-for-one basis. At any time after “Substantial Completion” of “Project 1,” each as defined in and pursuant to the LSTK EPC Agreement for the Driftwood LNG Phase 1 Liquefaction Facility, dated as of November 10, 2017, or at any time after March 21, 2028, we have the right to cause all of the Preferred Stock to be converted into shares of our common stock on a one-for-one basis. The Preferred Stock has been excluded from the computation of diluted loss per share because including it in the computation would have been antidilutive for the periods presented.